SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 27, 2004 (December 20, 2004)

Date of Report (Date of Earliest Event Reported)

CERTIFIED SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0444079
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5101 NW 21st Avenue, Suite 350

Fr. Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

(954) 677-0202

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2004, the Registrant’s Board of Directors accepted the resignation of Ivan Dobrin as a member of the Board. The Registrant is unaware of any disagreement on any matter relating to the Registrant’s operations, policies or practices with Mr. Dobrin, nor that Mr. Dobrin has given the Registrant notice, written or otherwise, of such a disagreement. The Registrant has not yet selected a replacement for Mr. Dobrin’s position as of the date of this filing.

Item 9.01. Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2004

CERTIFIED SERVICES, INC.

By:	/s/ Danny L. Pixler
Name:	Danny L. Pixler
Title:	Chief Executive Officer